Exhibit 10.1

                           (NON-U.S. SUBSCRIBERS ONLY)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN
ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

                           SKY HARVEST WINDPOWER CORP.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                     SHARES

                           INSTRUCTIONS TO SUBSCRIBER

1.   THIS SUBSCRIPTION FORM is for use by Non-United States investors.

2.   COMPLETE the information on page 2 of this Subscription Agreement.

3. COMPLETE: a Canadian Investor Questionnaire (the "INVESTOR QUESTIONNAIRE") attached as Exhibit A hereto.

4. RETURN THIS SUBSCRIPTION AGREEMENT TOGETHER WITH THE SUBSCRIPTION PROCEEDS PAID BY CERTIFIED CHEQUE OR BANK DRAFT TO:

     Sky Harvest Windpower Corp.
     Attention: President,  890 West Pender Street, Suite 710,
     Vancouver, BC, Canada  V6C 1J9
     Fax: 604-626-4551

     THE SUBSCRIPTION AMOUNT MAY BE WIRED TO THE COMPANY PURSUANT TO WIRING INSTRUCTIONS THAT WILL BE PROVIDED TO THE SUBSCRIBER (AS DEFINED HEREIN) UPON REQUEST.

5.   All other information must be filled in where appropriate.

             This is Page 2 of 18 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the "Subscription Agreement".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Sky Harvest Windpower Corp. (the "ISSUER"), of 890 West Pender Street, Suite 710, Vancouver, BC, Canada V6C 1J9

Subject and pursuant to the terms set out in the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Investor Questionnaire and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber (the "SUBSCRIBER") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

                             ________________ SHARES

US$0.25 per Share for a total purchase price of US$_____________

The Subscriber or the Beneficial Purchaser owns, directly or indirectly, the following securities of the Issuer:

--------------------------------------------------------------------------------

[CHECK IF APPLICABLE] The Subscriber or the Beneficial Purchaser is an insider of the Issuer.

The  Subscriber   directs  the  Issuer  to  issue,   register  and  deliver  the
certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS                                      DELIVERY INSTRUCTIONS

-----------------------------------------                      -----------------------------------------
Name to appear on certificate                                  Name and account reference, if applicable

-----------------------------------------                      -----------------------------------------
Account reference if applicable                                Contact name

-----------------------------------------                      -----------------------------------------
Address                                                        Address

                                                               -----------------------------------------
                                                               Telephone Number

EXECUTED BY THE SUBSCRIBER THIS ____ DAY OF  ______________,  2011. BY EXECUTING
THIS SUBSCRIPTION  AGREEMENT,  THE SUBSCRIBER  CERTIFIES THAT THE SUBSCRIBER AND
ANY  BENEFICIAL  PURCHASER FOR WHOM THE SUBSCRIBER IS ACTING ARE RESIDENT IN THE
JURISDICTION  SHOWN AS THE  "ADDRESS OF  SUBSCRIBER"  OR "ADDRESS OF  BENEFICIAL
PURCHASER", RESPECTIVELY.

                EXECUTION BY SUBSCRIBER:                                  DETAILS OF BENEFICIAL PURCHASER
                                                                         (IF NOT THE SAME AS SUBSCRIBER)

X
-----------------------------------------
Signature of individual (if Subscriber IS an individual)

X
-----------------------------------------                      -----------------------------------------
Authorized signatory (if Subscriber IS NOT an individual)      Name of Beneficial Purchaser (PLEASE PRINT)

-----------------------------------------                      -----------------------------------------
Name of Subscriber (PLEASE PRINT)                              E-mail address of Beneficial Purchaser

-----------------------------------------                      -----------------------------------------
Name of authorized signatory (PLEASE PRINT)                    Telephone Number of Beneficial Purchaser

-----------------------------------------                      -----------------------------------------
Address of Subscriber                                          Address of Beneficial Purchaser (residence)

-----------------------------------------
Telephone Number of Subscriber                                 Accepted this ____ day of _______________, 2011

                                                               SKY HARVEST WINDPOWER CORP.

-----------------------------------------                      -----------------------------------------
E-mail address of Subscriber                                   Per:

-----------------------------------------                      -----------------------------------------
Social Security/Tax I.D. No. of Subscriber                     Authorized Signatory

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Investor Questionnaire and the other schedules and appendices incorporated by reference.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 3 OF 16

                                      TERMS

Reference date of this
Subscription Agreement           February _______, 2012 (the "AGREEMENT DATE").

                               THE NON-US OFFERING

The Issuer                       Sky Harvest Windpower Corp. (the "ISSUER").

Non-US Offering                  The  offering  outside  of the US (the  "NON-US
                                 OFFERING") consists of up to 2,400,000 shares of common stock (each a "SHARE") of the Issuer.

Issue Price                      $0.25 per Share.

Total Amount pursuant to the
 Non-US Offering                 Up to $600,000 from the sale of Shares.

Selling Jurisdictions            The Shares may be sold in jurisdictions outside
                                 of the United States where they may be lawfully sold (the "SELLING JURISDICTIONS").

Exemptions                       The offering  will be made in  accordance  with
                                 the following exemptions:

                                 (a) Regulation S -- Rules Governing Offers and Sales Made Outside the United States Without Registration Under the Securities Act of 1933;

                                 (b) one of categories of registration and prospectus exemptions provided in National Instrument 45-106 ("NI 45-106") of the Canadian Securities Administrators adopted by the British Columbia Securities Commission (the "BCSC") and other provincial securities commissions; and

                                 (c)  such other  exemptions as may be available
                                      the   securities   laws  of  the   Selling
                                      Jurisdictions.

Registration of Securities       The  Shares  will  not be  registered  with the
                                 United   States    Securities    and   Exchange
                                 Commission (the "SEC").

Resale restrictions and legends  The Subscriber  acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States.

                                 If the Subscriber is resident in any other jurisdiction other than British Columbia, the Subscriber understands that any certificates representing the Shares will bear legends indicating that the resale of such securities is restricted, which legends will be substantially in the following form and with the necessary information inserted:

                                 UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
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                                 THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

                                 The Subscriber and any Beneficial Purchaser are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date                     The  completion of the sale and purchase of the
                                 Shares will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Subscriber (the "CLOSING DATE").

Use of Proceeds                  The Issuer intends to use the proceeds from the
                                 sale  of the  Shares  for the  commencement  of
                                 Turkish  natural  gas  storage   operations  of
                                 Levant Energy Inc., a British Columbia company in which the Issuer has an interest, as well as the Issuer's wind power projects and working capital purposes

                                   THE ISSUER

Commissions with Jurisdiction
Over the Issuer                 The  "COMMISSIONS  WITH  JURISDICTION  OVER  THE
                                ISSUER"  are the United  States  Securities  and
                                Exchange   Commission,   any  applicable   state
                                securities   regulators,   the   BCSC   and  any
                                provincial securities commissions in Canada.

Securities Legislation
Applicable to the Issuer        The  "SECURITIES  LEGISLATION  APPLICABLE TO THE
                                ISSUER"   is  the  1933  Act,   1934  Act,   any
                                applicable state securities laws, the BC Act and any applicable provincial securities laws.

                                  END OF TERMS

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 5 OF 16


                               GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

     (a)  "1933 ACT" means the United States Securities Act of 1933, as amended;

     (b) "1934 ACT" means the United States Securities Exchange Act of 1934, as amended;

     (c) "APPLICABLE LEGISLATION" means the Securities Legislation Applicable to the Issuer (as defined on page 5) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions (as defined herein);

     (d)  "BC ACT" has the meaning ascribed to it in the Terms;

     (e)  "BCI 51-509" has the meaning ascribed to it in the Terms;

     (f)  "BC LEGEND" has the meaning ascribed to it in section 4.3 hereto.

     (g)  "BCSC" has the meaning ascribed to it in the Terms;

     (h) "BENEFICIAL PURCHASER" means a person for whom the Subscriber is acting in purchasing the Shares who will be the beneficial owner of the Securities within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

     (i)  "CLOSING" means the completion of the sale and purchase of the Shares;

     (j)  "CLOSING DATE" has the meaning ascribed to it in the Terms;

     (k) "COMMISSIONS" means the Commissions with Jurisdiction over the Issuer (as defined on page 5) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

     (l) "FINAL CLOSING DATE" means the final closing date of the US Offering and Concurrent Non-US Offering, whichever is later. In the event that the Concurrent Non-US Offering does not close the Final Closing Date shall be the Closing Date;

     (m)  "GENERAL   PROVISIONS"   means  those  portions  of  the  Subscription
          Agreement headed "GENERAL PROVISIONs" and contained on pages 5 to 13;

     (n)  "ISSUER" has the meaning ascribed to it in the Terms;

     (o)  "NI 45-106" has the meaning ascribed to it in the Terms;

     (p) "PRIVATE PLACEMENT" means the offering of the Securities on the terms and conditions of this Subscription Agreement;

     (q)  "SHARE" has the meaning ascribed to it in the Terms;

     (r)  "SEC" has the meaning ascribed to in the Terms;

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 6 OF 16


     (s)  "SELLING JURISDICTIONS" has the meaning ascribed to it in the Terms;

     (t)  "SUBSCRIBER" means a U.S. person;

     (u) "SUBSCRIPTION AGREEMENT" means the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Investor Questionnaire and the other schedules and appendices incorporated by reference; and

     (v) "TERMS" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 5.

     (w) "U.S. PERSON" has the meaning as defined by Regulation S under the U.S. Securities Act which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States;

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S of the 1933 Act ("REGULATION S"): "DIRECTED SELLING EFFORTS", "FOREIGN ISSUER", "SUBSTANTIAL U.S. MARKET INTEREST", "U.S. PERSON" and "UNITED STATES".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1 ACKNOWLEDGEMENTS AND AGREEMENTS OF SUBSCRIBER

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser for whom the Subscriber is contracting hereunder) that:

     (a) none of the Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

     (b) the Subscriber acknowledges that the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

     (c) by completing the Investor Questionnaire, the Subscriber is representing and warranting the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106;

     (d) the decision to execute this Subscription Agreement and acquire the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the SEC in compliance, or intended compliance, with applicable securities legislation;

     (e) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 7 OF 16


          obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

     (f) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

     (g) all of the information which the Subscriber has provided to the Issuer is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Issuer, the Subscriber will immediately provide the Issuer with such information;

     (h) the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Investor Questionnaire and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Investor Questionnaire;

     (i) the Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement, the Investor Questionnaire or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith;

     (j) the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

     (k) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

          (ii) applicable resale restrictions;

     (l) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell any of the Shares in Canada under the BC Act and BCI 51-509;

     (m) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Shares and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 8 OF 16


     (n) others will rely upon the truth and accuracy of the representations and warranties contained in this Section 2.1 and if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Issuer;

     (o) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

     (p) no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

     (q)  there is no government or other insurance  covering any of the Shares;
          and

     (r) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason whatsoever.

2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

The Subscriber represents and warrants to and covenants with the Issuer (on its own behalf and, if applicable, on behalf of the Beneficial Purchaser from whom the Subscriber is contracting hereunder) that, as at the date of this Subscription Agreement and at the Closing:

     (a) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

     (b) it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (c) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (d) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

     (e) the Subscriber has received and carefully read this Subscription Agreement;

     (f)  the   Subscriber  is  aware  that  an  investment  in  the  Issuer  is speculative and involves certain risks, including the possible loss of the entire investment;

     (g) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Shares and the Issuer;

     (h) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

     (i) the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 9 OF 16


          prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (j) all information contained in the Investor Questionnaire is complete and accurate and may be relied upon by the Issuer;

     (k) the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and the Investor Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

     (l) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

     (m) the Subscriber is not an underwriter of, or dealer in, the shares of common stock of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

     (n) the Subscriber has previously invested in the Issuer and/or has a pre-existing relationship with the Issuer, is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (o)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Shares,

          (ii) that any person will refund the purchase price of any of the Shares,

          (iii) as to the future price or value of any of the Shares, or

          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system; and

     (p)  the Subscriber satisfies one of clauses (i), (ii) or (iii) below:

          (i) if the Subscriber is resident in Canada and is, or is deemed to be, purchasing the Shares as principal for its own account or for the account of a beneficial purchaser resident in Canada as set forth in this Subscription Agreement as the "Disclosed Principal" and not for the benefit of any other person and not with a view to the resale and distribution of all or any of the Shares and such resident Canadian is either:

               A. purchasing the Shares for an Aggregate Subscription Amount of not less than CDN$150,000 pursuant to the prospectus exemption under section 2.10 of NI 45-106,

               B.   an "affiliate" of the Issuer as defined in NI 45-106, or

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
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               C.   an "Accredited Investor" as defined in NI 45-106

          AND HAS EXECUTED AND DELIVERED TO THE INVESTOR QUESTIONNAIRE IN THE FORM ATTACHED HERETO AS SCHEDULE "A" (with the schedule initialled as indicated) indicating that the Subscriber fits within one of the categories of investor set forth therein, OR

          (ii) if the Subscriber is resident in a jurisdiction  OUTSIDE OF NORTH
               AMERICA:

               A. the execution of this Subscription Agreement and the final decision by the Subscriber to acquire the Shares, together with all acts of solicitation and negotiation, were made outside of North America,

               B. the Subscriber is not purchasing the Shares for the benefit of any citizen or resident of Canada, or a corporation, partnership or other entity created in or organized under the laws of Canada or any province or territory of Canada, or any U.S. Person,

               C. the Subscriber is purchasing the Shares for investment only and not with a view to the resale or distribution of all or any of the Shares,

               D. the purchase and sale of the Shares as contemplated in this Subscription Agreement does not contravene any of the applicable securities laws in the Subscriber's jurisdiction of residence and does not trigger:

                    I. any obligation on the part of the Issuer or the Agent to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise, or

                    II. any registration or other obligation on the part of the Issuer or the Agent,

          and the Subscriber will provide such evidence of compliance with all such matters as the Issuer or the Agent may request prior to Closing, and


               E. the Subscriber has EXECUTED AND DELIVERED TO THE INVESTOR QUESTIONNAIRE IN THE FORM ANNEXED HERETO AS SCHEDULE "A" (with the schedule initialled as indicated) indicating that the Subscriber fits within one of the categories of investor as if the Subscriber were a resident of a province or territory of Canada, OR

          (iii)if the Subscriber is not purchasing as principal for its own account, then:

               A. the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with the purchase of Shares on behalf of each beneficial purchaser for whom the Subscriber acts,

               B. the Subscriber acknowledges that the Issuer may be required by law to disclose, on a confidential basis, to certain regulatory authorities, the identity of each beneficial purchaser of Shares for whom the Subscriber may be acting and the Subscriber has disclosed the beneficial purchaser's identity as the "Disclosed Principal",

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
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               C. the Subscriber is purchasing the Shares for investment only and not with a view to the resale or distribution of all or any of the Shares, and

               D. the Subscriber is resident in, and subject to the securities laws of, the jurisdiction indicated on the face page of this Subscription Agreement as the "Subscriber's Address" and if the Subscriber is acting as agent for one or more Disclosed Principals, each Disclosed Principal is resident in and subject to the securities laws of the jurisdiction set forth in this Subscription Agreement as the "Principal's Address" and each Disclosed Principal is purchasing as a principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Shares and each Disclosed Principal has complied with and satisfies the requirements of one of clauses (i) or
                    (ii) above;

     (q) the Subscriber acknowledges and agrees that the Issuer shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Issuer, along with an executed copy of this Subscription Agreement:

          (i) a fully completed and executed copy of each of the Investor Questionnaire in the form attached hereto as Exhibit A, and

          (ii) such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

     (r) the Subscriber is not a "U.S. Person" and is not acquiring the Shares for the account or benefit of a U.S. Person or a person in the United States;

     (s) the Shares have not been offered to the Subscriber in the United States or when the Subscriber was a U.S. Person, and the individuals making the order to purchase the Shares and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

     (t) the Subscriber is not and will not be purchasing the Shares, directly or indirectly, for the account or benefit of a U.S. Person or any person in the United States and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

          (i) the transfer or assignment of any rights or interests in any of the Shares

          (ii) the division of profit, losses, fees, commissions, or any financial stake in connection with this Subscription Agreement, or

          (iii) the voting of the Shares.

2.3 RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Investor Questionnaire and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Shares, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Investor Questionnaire and the other

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 12 OF 16


schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3. ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

4. RESALE RESTRICTIONS

4.1 The  Subscriber  acknowledges  that any resale of any of the Shares  will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

4.2  The  Subscriber   acknowledges  that  the  Shares  are  subject  to  resale
restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

4.3 If the Subscriber is not a resident of British Columbia or any other jurisdiction of Canada, the Subscriber represents, warrants and acknowledges that:

     (a) a subsequent trade in the Shares in or from British Columbia or any other jurisdiction of Canada will be a distribution subject to the prospectus and registration requirements of Applicable Canadian Securities Laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend specified in BCI 51-509 (the "BC LEGEND") or the restrictive legend specified in NI 45-102 (the "CSA LEGEND");

     (b) the Subscriber is not a resident of Canada and undertakes not to trade or resell any of the Shares in or from Canada unless the trade or resale is made in accordance with BCI 51-509 or NI 45-102, as applicable. The Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of these representations and warranties made in this Section 4 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Issuer;

     (c) by executing and delivering this Subscription Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 4, the Subscriber will have directed the Issuer not to include the BC Legend or the CSA Legend on any certificates representing the Shares to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of BCI 51-509 or NI 45-102, and any subsequent trade in any of the Shares in or from British Columbia or any other jurisdiction of Canada will be a distribution subject to the prospectus and registration requirements of Applicable Canadian Securities Laws; and

     (d) if the Subscriber wishes to trade or resell any of the Shares in or from British Columbia or any other jurisdiction of Canada, the Subscriber agrees and undertakes to return, prior to any such trade or

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 13 OF 16


          resale, any certificate representing the Shares to the Issuer's transfer agent to have the BC Legend or the CSA Legend, as applicable, imprinted on such certificate or to instruct the Issuer's transfer agent to include the BC Legend or the CSA Legend, as applicable on any ownership statement issued under a direct registration system or other book entry system.

5. COLLECTION OF PERSONAL INFORMATION

5.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the PROCEEDS OF CRIME (MONEY LAUNDERING) AND TERRORIST FINANCING ACT (Canada) and (e) any of the other parties involved in the US
Offering, including legal counsel, and may be included in record books in connection with the offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Issuer in order to comply with the foregoing.

5.2 Furthermore, the Subscriber is hereby notified that:

     (a) the Issuer may deliver to a provincial securities commission in Canada and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber's full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber and the total purchase price paid for such Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares,

     (b) such information is being collected indirectly by a provincial securities commission in Canada under the authority granted to it in securities legislation, and

     (c)  such   information  is  being   collected  for  the  purposes  of  the
          administration and enforcement of the securities legislation of Canada.

6. ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for the Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

7. CLOSING

7.1 On or before the end of the business day before the Closing Date, the Subscriber shall deliver to the Issuer or the Issuer's lawyers the Subscription Agreement and all applicable schedules and required forms, duly executed, and wire payment in full for the total price of the Shares to be purchased by the Subscriber to the Issuer pursuant to the wiring instruction provided by the Issuer.

7.2 At Closing, the Issuer will deliver to the Subscriber the certificates representing the Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 14 OF 16


7.3 Where the funds for the purchase of the Shares are delivered to the Issuer, the Issuer is entitled to treat such funds as an interest free loan to the Issuer until such time as the subscription for the Shares is accepted and the certificates representing the Shares have been issued to the Subscriber.

8. MISCELLANEOUS

8.1 The Subscriber agrees to sell, assign or transfer the Shares only in accordance with the requirements of applicable securities laws and any legends placed on the Shares as contemplated by the Subscription Agreement.

8.2 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Private Placement.

8.3 The Issuer will be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

8.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

8.5 This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

8.6 Time is of the essence of this Subscription Agreement.

8.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

8.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

8.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

8.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

8.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

8.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of State of Nevada (without reference to its rules governing the choice or conflict of laws).

                            End of General Provisions

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 15 OF 16


                                    EXHIBIT A

                             INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement between the undersigned and Sky Harvest Windpower Corp. (the "COMPANY").

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1. if the Subscriber is not a resident of Ontario, the Subscriber is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

     [ ] (A) a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ] (B) a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ] (C) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ] (D) a close personal friend of a director, executive officer, founder or control person of the Company

     [ ] (E) a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ]  (F)  an accredited investor

     [ ] (G) a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F

     [ ] (H) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F

2. if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

     ---------------------------------------------------------------------------

     (INSTRUCTIONS TO SUBSCRIBER: FILL IN THE NAME OF EACH DIRECTOR, EXECUTIVE OFFICER, FOUNDER AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH. IF YOU HAVE CHECKED BOX G OR H, ALSO INDICATE WHICH OF A TO F DESCRIBES THE SECURITYHOLDERS, DIRECTORS, TRUSTEES OR BENEFICIARIES WHICH QUALIFY YOU AS BOX G OR H AND PROVIDE THE NAMES OF THOSE INDIVIDUALS. PLEASE ATTACH A SEPARATE PAGE IF NECESSARY).

3. if the Subscriber is resident in Ontario, the Subscriber is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

     [ ]  (A)  a founder of the Company

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 16 OF 16


     [ ]  (B)  an affiliate of a founder of the Company

     [ ] (C) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company

     [ ]  (D)  a control person of the Company

     [ ]  (E)  an accredited investor

4. if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Company with whom the undersigned has the relationship is:

     ---------------------------------------------------------------------------

     (INSTRUCTIONS TO SUBSCRIBER: FILL IN THE NAME OF EACH EXECUTIVE OFFICER, DIRECTOR OR FOUNDER WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH.)

5. if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

     [ ] (a) an individual who either alone or with a spouse beneficially owns financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

     [ ] (b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

     [ ] (c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

     [ ] (d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements; or

     [ ] (e) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of ______________________, 2011.


 If an Individual:                            If a Corporation, Partnership or
                                              Other Entity:

 -----------------------------------          ----------------------------------
 Signature                                    Print or Type Name of Entity

 -----------------------------------          ----------------------------------
 Print or Type Name                           Signature of Authorized Signatory

                                              ----------------------------------
                                              Type of Entity